EXHIBIT 10.17
                               Security Agreement


     This Security Agreement, dated as of June 28, 1996, by and between JEVIC TRANSPORTATION INC., a New Jersey corporation, with its main business office located at 600 Creek Road, Delanco, New Jersey 08075 (the "Debtor") and CORESTATES BANK, N.A., a national banking association (the "Secured Party"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned in the Credit Agreement.

                              Preliminary Statement

     This Security Agreement is entered into in accordance with and is a condition precedent to any Loan under the Credit Agreement.

                                    Agreement

     The Debtor and the Secured Party, intending to be legally bound, agree as follows

     1. Definitions.

     As used herein the following terms shall have the meanings indicated:

     (a) "Collateral" means the Revenue Equipment and such other assets as are set forth in Schedule A hereto, and all supplemental Schedules A delivered by the Debtor to the Secured Party from time to time after the date hereof, together with products and Proceeds (including insurance Proceeds) of any of the foregoing.

     (b) "Credit Agreement" means that certain Credit Agreement, dated as of the date hereof (as such agreement may be amended, restated, modified, replaced or substituted hereafter) between the Debtor and CoreStates Bank, N.A.

     (c) "Accounts", "Chattel Paper", "Documents of Title", "Equipment", "General Intangibles", "Instruments", and "Proceeds" shall have the meanings assigned to them under the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania and shall be applicable solely for purposes of the Collateral.

     (d) "Liabilities" means all existing and future indebtedness and other liabilities, absolute or contingent, direct or indirect, primary or secondary, of the Debtor to the Bank arising hereunder or in respect of the Revolving Credit Note or the Term Notes or otherwise in connection with the Credit Agreement or any Loan Document.

     (e) "Prevailing Interest Rate" as of any date means the highest rate of interest then payable by the Debtor under any Loan (as defined in the Credit Agreement).


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     2. Grant of Security. To secure the payment, promptly when due, and the punctual performance of all of the Liabilities, the Debtor hereby pledges and assigns to the Secured Party, and grants to the Secured Party and agrees that the Secured Party shall have, a general continuing lien upon and security interest in all the Collateral, which lien and security interest shall be a general continuing first priority lien upon and security interest in all the Collateral.

     3. Substitution or Release of Collateral. The Debtor may, from time to time provided there shall not be any Event of Default or Potential Default (as defined in the Credit Agreement) in existence and no Event of Default or Potential Default would exist as a result thereof, withdraw assets from the Collateral provided that the reason for the withdrawal is the sale of the asset in question or damage to it by reason of accident or otherwise and provided further that simultaneously therewith a new asset of fair market value at least equal to the asset withdrawn is made the subject of a supplemental Schedule A hereto. The fair market value of the asset shall be determined by reference to the McLean Hunter National Market Reports, Inc. Truck Blue Book and Commercial Trailer Blue Book, where such reports contain an adequate reference to the asset being valued. In addition, upon partial prepayment of any Term Loan in accordance with the Credit Agreement, the Debtor may, provided there shall not be any Event of Default or Potential Default in existence and no Event of Default or Potential Default would exist as a result thereof, withdraw assets from the Collateral in an aggregate fair market value which is not greater than the aggregate principal amount of the Term Loan prepaid.

     4. Books and Records. The Debtor shall faithfully keep complete and accurate books and records and make all necessary entries therein to reflect the quantities, costs, current values and locations of all Collateral, the events and transactions giving rise thereto and all payments, credits and adjustments applicable thereto, shall keep the Secured Party fully and accurately informed as to the locations of all such books and records and shall permit the Secured Party's agents to have such access to them and to any other records pertaining to the Debtor's business as the Secured Party may request from time to time.

     5. Control of and Access to Collateral.

     (a) Upon the occurrence of an Event of Default, the Secured Party shall have the right at any time to take possession of the Collateral or any part thereof. Notwithstanding any such taking of possession, the Collateral shall remain at all times at the Debtor's sole risk, and to the full extent permitted by law the Secured Party shall not be responsible for any loss, damage or diminution in the value thereof. All costs of transportation, packaging, custody, processing, storage, and insurance of any unit or item of Collateral which may be incurred by the Secured Party shall be promptly repaid to the Secured Party by the Debtor together with interest thereon at the Prevailing Interest Rate, and the Debtor's liability to the Secured Party for such repayment with interest shall be included in the Liabilities.

     (b) If any item or unit of Collateral is now or hereafter the subject of a certificate of title or is required by law so to be, the Debtor will promptly procure the necessary certificate of title and take all steps necessary to cause the Secured Party's lien or security interest therein to be noted on the face of such certificate and undertake such other steps as may be necessary to assure that the Secured Party has a first priority, perfected security interest in each such item or unit of Collateral, and shall thereafter deposit the original of such certificate of title with the Secured Party.


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     (c) The Debtor shall immediately notify the Secured Party of any event causing any deterioration, loss or depreciation in value of any substantial portion of the Collateral and the Debtor's best estimate of the amount of such deterioration, loss or depreciation.

     (d) The Debtor shall afford the Secured Party's agents access to the Collateral from time to time upon request for purposes of examination, inspection and appraisal thereof and to verify the Debtor's books and records pertaining thereto. After an Event of Default and upon the Secured Party's demand therefor, the Debtor shall assemble the Collateral and make it available to the Secured Party at such place reasonably convenient to both parties as the Secured Party may designate, and the Secured Party's rights to such assemblage shall be enforceable by injunction. If an Event of Default shall not exist, the Secured Party shall furnish written prior notice to the Debtor reasonably in advance of any intended examination, inspection, appraisal and verification and such activity shall commence during the Debtor's normal business hours.

     (e) From and after the occurrence of an Event of Default hereunder, the Debtor shall pay to the Secured Party on demand any and all expenses of conducting any and all periodic examinations or reviews or causing any periodic examinations or reviews of Collateral determined to be appropriate by the Secured Party (including but not limited to reasonable attorneys' fees and legal expenses) which may be incurred by the Secured Party, with interest at the Prevailing Interest Rate.

     (f) Upon an Event of Default, the Secured Party is hereby granted a license or other right to use, without charge, Debtor's labels, intellectual property, or use of any name, trade secrets, tradenames, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale, and selling any Collateral and Debtor's rights under all licenses and all franchise agreements shall inure to the Secured Party's benefit.

     6. Maintenance of Collateral. Subject to the Debtor's business judgment and reasonable commercial practice, the Debtor shall take good care of the Collateral and shall afford it suitable preventative maintenance. The Debtor shall pay the cost of all repairs to or maintenance of the Collateral and shall not permit anything to be done that might in any way impair the value of any of the Collateral or any of the security intended to be afforded by this Agreement. The Debtor shall conscientiously adhere to a well designed internal control system with respect to the Collateral, and such system shall be capable of permitting the Debtor and the Secured Party to identify readily at any time the location and condition of each and every item of Collateral. The Debtor will not permit any of the Collateral to become or be a fixture.

     7. Title to Collateral.

     (a) The Debtor has acquired or shall acquire absolute and exclusive title to each and every item or unit of the Collateral free and clear of all liens, claims, security interests and other encumbrances, except as permitted under the Credit Agreement, and the Debtor shall warrant and defend its title to the Collateral, subject to the rights of the Secured Party, against the claims and demands of all persons whomsoever. Without limiting the generality of the foregoing, the Debtor shall not pledge, assign or otherwise encumber, or permit any liens or security interests (other than those in favor of the Secured Party) to attach to, any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process. Notwithstanding the foregoing, mechanics liens may be created or exist from time to time


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and such mechanics liens shall not be deemed to constitute a breach of this agreement provided the aggregate amount of such liens at any time does not exceed $50,000.

     (b) The Secured Party may, at its sole election but without obligation to do so, discharge any unpermitted encumbrance pertaining to the Collateral and all expenses incurred by the Secured Party in so doing, together with interest thereon at the Prevailing Interest Rate, shall be added to the Liabilities and shall be payable by the Debtor on demand.

     8. Taxes and Liens. The Debtor shall promptly notify the Secured Party in the event there ever arises against any of the Collateral any lien, assessment or tax or other liability, whether or not entitled to priority over the Secured Party's security interest hereunder. In any such event, whether or not such notice is given, the Secured Party shall have the right (but shall be under no obligation) to pay any tax or other liability of the Debtor deemed by the Secured Party in good faith to affect the Secured Party's interests hereunder. The Debtor shall repay to the Secured Party on demand all sums which the Secured Party shall have paid under this section in respect of taxes or other liabilities of the Debtor, with interest thereon at the Prevailing Interest Rate, and the Debtor's liability to the Secured Party for such repayment with interest shall be included in the Liabilities. The Secured Party shall be subrogated to the extent of any such payment by it to all the rights and liens of the payee against the Debtor's assets.

     9. Locations of the Collateral; Name.

     (a) If any of the Collateral or any of the Debtor's records concerning any of the Collateral are at any time to be located on premises leased by the Debtor, or any premises owned by the Debtor subject to a mortgage or other lien, the Debtor shall obtain and deliver to the Secured Party, prior to the delivery of any such Collateral or books or records to such premises, an agreement in form satisfactory to the Secured Party waiving the landlord's, mortgagee's or other lienholder's right to enforce against the Collateral or the Debtor's records concerning the same and assuring the Secured Party's access to such Collateral and books and records to facilitate the Secured Party's exercise of its rights to take possession thereof. The location of Debtor's chief executive office and all locations at which the Debtor maintains a place of business are set forth in Schedule B, and the Debtor agrees to provide the Secured Party annually with a list of each location of any such place of business or the establishment of any additional place of business of the Debtor.

     (b) The Debtor represents and warrants that at no time during the past five
(5) years has it been known by or used any other name, including any trade or fictitious name, except as disclosed in Schedule B.

     10. Further Assurances. The Debtor shall continue to conduct its business in substantially the manner heretofore conducted and will make no material changes therein which might impair the security of the Secured Party. The Debtor shall execute and deliver to the Secured Party from time to time all such other agreements, instruments and other documents (including without limitation all requested financing and continuation statements) and do all such other and further acts and things as the Secured Party may reasonably request in order further to evidence or carry out the intent of this Agreement or to perfect the liens and security interests created hereby or intended so to be.

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     11. Default and Remedies.

     (a) The Debtor shall be in default hereunder upon the occurrence of any one of the following events (each an "Event of Default"):

         (i) the Debtor shall fail to pay any amount payable in respect of any Liability when due (including the expiration of any applicable grace periods).

         (ii) any representation, warranty or information herein, heretofore or hereafter furnished to the Secured Party by the Debtor in connection with any of the Liabilities, including any warranty made by the Debtor through the submission of any schedule, statement, certificate or other document pursuant to or in connection with this Agreement, shall be false in any material respect.

         (iii) there shall exist any Potential Default or Event of Default as defined under the Credit Agreement.

     (b) Upon the occurrence of any Event of Default which shall be continuing,
(i) unless the Secured Party elects otherwise, the entire unpaid amount of such of the Liabilities as are not then otherwise due and payable shall become immediately due and payable without notice to or demand on the Debtor, (ii) the Secured Party or its agents may enter the Debtor's premises to exercise the Secured Party's right to take possession of any Collateral, and (iii) the Secured Party may at its option exercise from time to time any and all rights and remedies available to it under the Uniform Commercial Code or otherwise, including the right to assemble, receipt for, adjust, modify, repair, refurnish or refurbish (but without any obligation to do so) or foreclose or otherwise realize upon any of the Collateral and to dispose of any of the Collateral at one or more public or private sales or other proceedings. The Debtor agrees that the Secured Party or its nominee may become the purchaser at any such sale or sales. The Debtor further agrees that ten (10) days shall be reasonable prior notice of the date of any public sale or other disposition of all or any part of the Collateral, or of the date on or after which any private sale or other disposition of the same may be made.

     (c) The exercise by the Secured Party of any one right or remedy shall not be deemed a waiver or release of or any election against any other right or remedy, and the Secured Party may proceed against the Debtor and the Collateral and any other collateral granted by the Debtor to the Secured Party under any other agreement, all in any order and through any available remedies. A waiver on any one occasion shall not be construed as a waiver or bar on any future occasion. All property of any kind held at any time by the Secured Party as Collateral shall stand as one general continuing collateral security for all the Liabilities and may be retained by the Secured Party as security until all the Liabilities are fully satisfied. The Debtor shall pay to the Secured Party on demand any and all expenses (including reasonably attorneys' fees and legal expenses) which may have been incurred by the Secured Party with interest at the Prevailing Interest Rate (i) in the prosecution or defense of any action growing out of or connected with the subject matter of this Agreement, the Liabilities, the Collateral or any of the Secured Party's rights therein or thereto; or (ii) in connection with the custody, preservation, use, operation, preparation for sale or sale of any of the Collateral, the incurring of all of which are hereby authorized to the extent the Secured Party deems the same advisable. The Debtor's liability to the Secured Party for any such payment with interest shall be included in the Liabilities. The Proceeds of any Collateral received by the Secured Party at any time before or after default, whether from a sale or other disposition

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of Collateral or otherwise, or the Collateral itself, may be applied to the payment in full or in part of such of the Liabilities and in such order and manner as the Secured Party may elect. The Debtor to the extent of its rights in the Collateral waives and releases any right to require the Secured Party to collect any of the Liabilities from any other of the Collateral or any other collateral then held by the Secured Party under any theory of marshalling of assets or otherwise.

     12. Power of Attorney. The Debtor hereby irrevocably appoints any officer, employee or agent of the Secured Party as the Debtor's true and lawful attorney-in-fact with power to (i) endorse the Debtor's name upon any notes, checks, drafts, money orders, or other instruments or payments or other Collateral that may come into the Secured Party's possession; (ii) sign and endorse the Debtor's name upon any Documents of Title, invoices, freight or express bills, assignments, verifications and notices in connection with any of the Collateral, and any instruments or documents relating thereto or to the Debtor's rights therein; and (iii) execute in the Debtor's name and file one or more financing, amendment and continuation statements covering the Collateral. Any such attorney of the Debtor shall have full power to do any and all things necessary to be done with respect to the above transactions as fully and effectually as the Debtor might do, and the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.

     13. Financing Statements. The Debtor shall execute all financing statements and amendments thereto as the Secured Party may request from time to time to evidence the security interest granted to the Secured Party hereunder and will pay all filing fees and taxes, if any, necessary to effect the filing thereof. Wherever permitted by law, the Debtor authorizes the Secured Party to file financing statements with respect to the Collateral without the signature of the Debtor. A copy of this Agreement or a copy of any financing statement prepared in connection with this Agreement may itself be filed as a financing statement.

     14. Miscellaneous.

     (a) This Agreement shall commence on the date hereof and shall continue in full force and effect so long as any of the Liabilities shall exist from time to time.

     (b) No modification or waiver of any provision hereof shall be effective unless the same is in writing and signed by the party against whom its enforcement is sought. This Agreement and any amendment hereto or waiver of any provision hereof may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     (c) The representations, warranties, covenants and agreements contained herein are all material and continuing, and any breach of them shall constitute a material breach of this Agreement.

     (d) All the rights and remedies of the Secured Party hereunder shall be concurrent and cumulative with and not alternative to or in lieu of the Secured Party's rights and remedies under any other agreement or agreements.

     (e) This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, except that the Debtor shall not assign any of the its rights hereunder without the Secured Party's prior written consent.


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     (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     (g) No persons other than the Debtor and the Secured Party, and the assignees of the Secured Party, are intended to be benefitted hereby or shall have any rights hereunder, as third-party beneficiaries or otherwise.

         (h) The Debtor acknowledges that this Agreement and the obligations of the Debtor hereunder and the security created or intended to be created hereby have constituted, and were intended by the Debtor to constitute, a material inducement to the Secured Party to enter into the Credit Agreement and


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other agreements referred to therein, knowing that the Secured Party will rely upon this Agreement. The Debtor intends to be legally bound hereby.

     This Agreement shall be deemed to be a contract made under and shall be construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to Pennsylvania or federal principles of the conflict of laws.

     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized representatives as of the date first above written.



                                    Debtor

                                    JEVIC TRANSPORTATION, INC.


                                    By /s/ Brian J. Fitzpatrick
                                       ---------------------------------
                                       Name
                                       Title


Notices To:
Mr. Brian J. Fitzpatrick
Senior Vice President and Chief Financial Officer
Jevic Transportation, Inc.
600 Creek Road
Delanco, NJ 08075
FAX No. (609) 764-7237


                                    Secured Party


                                    CORESTATES BANK, N.A


                                    By /s/ Theresa M. Smith
                                       ---------------------------------
                                       Theresa M. Smith
                                       Vice President



Notices To:
Ms. Theresa  M. Smith
Vice President
CoreStates Bank, N.A.
Transportation Leasing and Construction Industry Services
FC 1-8-11-24
1339 Chestnut Street
Philadelphia, PA 19107
FAX No (215) 786-7704

                        SCHEDULE A TO SECURITY AGREEMENT

                                                                  [insert date]


This Schedule "A" is an integral part of the Security Agreement dated as of June 28, 1996 between Jevic Transportation, Inc. (the "Debtor") and CoreStates Bank, N.A., Philadelphia, Pennsylvania 19101.

The Debtor hereby grants to CoreStates Bank a security interest in all property described below, subject to the terms and conditions of the Security Agreement referred to above, which property shall be included in the Collateral.

                                    JEVIC TRANSPORTATION, INC.


                                    By
                                       ---------------------------------
                                       Name
                                       Title

                        SCHEDULE B TO SECURITY AGREEMENT


1. The location of the Debtor's chief executive office and all locations at which the Debtor maintains a place of business are as follows:

     Chief executive office: 600 Creek Road, Delanco, New Jersey 08075

     Other locations:      4200 West 35th Place, Chicago, IL 65032
                           655 Goodman Road, Concord, NH 28025
                           476 Hartford Turnpike, Shrewsbury, MA 01545
                           48 Ironside Court, Willingboro, NJ 08046
                           3934 Thurmond Road, Conley, GA 39026

2. During the past five years the Debtor has not used or been known by any other name, including any trade or fictitious name.